SA FUNDS – Investment Trust

SA Worldwide Moderate Growth Fund (the “Fund”)

Supplement dated April 1, 2022 to the
Prospectus dated October 28, 2021

This Supplement amends information in the SA Worldwide Moderate Growth Fund Prospectus of the SA Funds – Investment Trust (“Trust”), dated October 28, 2021. You may obtain a copy of the Prospectus or Statement of Additional Information free of charge, upon request, by calling the toll-free number 1-844-366-0905 or on the Internet at http://www.sa-funds.com.

Effective April 1, 2022, the Fund’s primary benchmark is changing from the Worldwide Moderate Growth Composite Index to the Morningstar U.S. Moderate Target Allocation Index. As a result of this change, effective April 1, 2022, the performance table in the PERFORMANCE section of the Prospectus, found on page 6, is deleted in its entirety and replaced with the following:

SA Worldwide Moderate Growth Fund

Average Annual Total
Returns (for periods			Since Fund Inception
ended December 31, 2020)	1 Year	5 Years	(a)
Return Before Taxes	4.12%	7.41%	5.52%
Return After Taxes on	2.89%	6.32%	4.49%
Distributions
Return After Taxes on	3.18%	5.70%	4.20%
Distributions and Sale of
Fund Shares
Morningstar® U.S. Moderate Target	14.26%	10.25%	9.00%
Allocation Index℠ (b)
Worldwide Moderate Growth	13.03%	9.81%	8.09%
Composite Index

(a) July 1, 2015.

(b) Effective April 1, 2022, the Fund’s primary benchmark changed from the Worldwide Moderate Growth Composite Index to the Morningstar® U.S. Moderate Target Allocation Index℠. The Adviser believes that the new primary benchmark is constructed similarly to that of the previous benchmark but at a lower cost to the Fund and its shareholders.

The following disclosure is added to the Description of Indices section of the Prospectus, beginning on page 32:

Morningstar® U.S. Moderate Target Allocation Index℠ is a fixed-weight global asset allocation index designed to be oriented for the USD-based investor. The Morningstar® U.S. Moderate Target Allocation Index℠ is 60% equity and 40% fixed income/cash. The Index is formed as a fixed-weight combination of existing Morningstar indexes that have been designed to give exposure to global stocks and bonds in both developed and emerging markets. The Index is calculated on a total return basis and is converted to U.S. dollar returns.

The SA Funds are not sponsored, endorsed, sold or promoted by Morningstar, Inc., or any of its affiliated companies (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the SA Funds or any member of the public regarding the advisability of investing in mutual funds generally or in the SA Funds in particular or the ability of the Morningstar Index Data to track general mutual fund performance. The Morningstar Entities’ only relationship to the SA Funds – Investment Trust is the licensing of certain service marks and service names of Morningstar and of the Morningstar Index Data which is determined, composed and calculated by the Morningstar Entities without regard to the SA Funds – Investment Trust or the SA Funds. The Morningstar Entities have no obligation to take the needs of the SA Funds – Investment Trust or the owners of the SA Funds into consideration in determining, composing or calculating the Morningstar Index Data. The Morningstar Entities are not responsible for and has not participated in the determination of the prices and amount of the SA Funds or the timing of the issuance or sale of the SA Funds or in the determination or calculation of the equation by which the SA Funds are converted into cash. The Morningstar Entities have no obligation or liability in connection with the administration, marketing or trading of the SA Funds.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR INDEX DATA OR ANY DATA INCLUDED THEREIN AND THE MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE MORNINGSTAR ENTITIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE SA FUNDS – INVESTMENT TRUST, OWNERS OR USERS OF THE SA FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SA FUNDS OR ANY DATA INCLUDED THEREIN. THE MORNINGSTAR ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE SA FUNDS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE MORNINGSTAR ENTITIES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

You should retain this Supplement for future reference.

SA Funds–Investment Trust
SEC file number: 811-09195